SEMI
ANNUAL
REPORT
                                                      April 30, 1998

Franklin Value Investors Trust

   Franklin Balance Sheet Investment Fund
   Franklin MicroCap Value Fund
   Franklin Value Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


William J. Lippman
President
Franklin Value Investors Trust

CONTENTS

Shareholder Letter.....................................................        1
Fund Reports...........................................................        4
 Franklin Balance Sheet
Investment Fund........................................................        4
 Franklin MicroCap
Value Fund.............................................................        9
 Franklin Value Fund...................................................       14
Financial Highlights &
Statement of Investments...............................................       22
Financial Statements...................................................       42
Notes to
Financial Statements...................................................       47


SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you Franklin Value Investors Trust's semi-annual report for the period ended April 30, 1998.

The U.S. economy remained strong over the Trust's reporting period as measured by 1998's first quarter, annualized Gross Domestic Product gain of 4.8%. Investors also reacted favorably to first quarter corporate earnings and pushed stock prices generally higher in April. Although overall corporate earnings increases were lower than in recent quarters, they generally exceeded expectations. On April 6, the Dow Jones(R) Industrial Average (the Dow) broke 9000, closing at its highest point in history.* The Dow stood at 9063.37 on April 30, 1998, up from its October 31 closing of 7442.08.

Interest rate stability characterized the reporting period. The Federal Reserve Board met in April and left its overnight target rate unchanged at 5.50%. This rate has only fluctuated once since January 1996. Investors and traders waited for evidence that either the economy would slow down because of Asian problems and push rates lower; or that inflation would increase, based on current economic strength, and push rates higher. Neither event occurred. The yield on the 30-year U.S. Treasury bond varied between 5.7% and 6.25% during the six-month reporting period. The Consumer Price Index (CPI), a widely used measure of inflation, continued to trend downward. The CPI's annualized increase for March 1998 was 2.25%, a surprisingly favorable showing, considering the U.S. economy is in its seventh consecutive year of expansion.


*The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks.

Investor concern about the volatility that comes with such highs, and questions about the market's long-term direction prompt us to comment on the importance of investing in value. As the name indicates, the Franklin Value Investors Trust seeks companies that we view as bargains, which can come in a variety of styles and sizes. Some are so obscure and small as to be off the radar screen for most market analysts. Others are well known, large-cap stocks experiencing dramatic drops, often due to only one bad quarter. These are what we call "fallen angels." Some value stocks trade at extraordinarily low prices relative to visible net assets; in many cases it is possible to buy a healthy company at or below such value and pay very little for hard assets like land, minerals, and timber, whose potential sales value is unknown, but obviously substantial.


"As the name indicates, the Franklin Value Investors Trust seeks companies that we view as bargains, which can come in a variety of styles and sizes."

Other stocks can be purchased at low prices relative to earnings or cash flows. Frequently, the stocks we perceive as bargains have a cloud hanging over them. It could be an out-of-favor company or industry, an ineffectual management team, or a passive board of directors. Our job is to work at determining whether the problem is correctable.

At times, companies of interest to us are in a turnaround mode and trading at prices that say more about the seller's emotions than about what we are buying. Turnarounds do not proceed on schedule, and we frequently must conclude that we are early. Our attention to a business's balance sheet and cash flow buys us time to wait out our disappointments.

The only identifiable catalyst is the mispricing of assets or cash flow. We look for gains to come in one of three ways. First, the market's appraisal of the firm may change. The stock will be bid up to levels we think appropriate, and we exit. Second, the value disparity stays the same or increases, and a competitor or other strategic buyer launches a takeover bid, which again, drives up the price. Third, nothing changes except that the intrinsic value increases over time. If that happens, we will stay with a strong balance sheet indefinitely, since we can't predict when lightning will strike. We can also be wrong, of course, and end up with a loss. Obviously, there are no guarantees.

The Franklin Value Investors Trust is organized into three portfolios, each managed in the same spirit but with differing focus. While the funds have distinct investment objectives, our fundamental operating principles remain the same: careful investment selection and constant professional supervision.

We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. If you have any questions concerning the Franklin Value Investors Trust, we welcome the opportunity to answer them.

Cordially,

William J. Lippman

President
Franklin Value Investors Trust



FRANKLIN BALANCE SHEET
INVESTMENT FUND


Your Fund's Objective: Franklin Balance Sheet Investment Fund seeks high total return as well as capital appreciation by investing primarily in securities that we believe are undervalued in the marketplace. The fund will also seek income when deemed consistent with its objective.

The largest and oldest fund in the Trust is Franklin Balance Sheet Investment Fund. The fund searches for securities of companies (any size) selling at an unusually low price to book value. We typically screen for companies whose ratio of price to book value, based on reported figures, is within the lowest 10 percent of the stock universe. Before we invest, we analyze a company's balance sheet, seeking to identify tangible assets that may be suspect, liabilities that may understate a claim on the assets, and soft or intangible assets (items that exist only to be amortized or expensed at some future time).

Our investment process usually raises questions that we take to a company's management. In the course of getting answers to our technical questions, we often learn important things about business strategy, industry trends, problems and opportunities that don't come into focus in the written financials. Beyond factual information, we evaluate management's sense of responsibility to shareholders and the importance of providing them a reasonable return on invested capital.

Occasionally we come away with a conviction that asset values are greatly understated. Our bias, however, is toward skepticism. We want the belt and the suspenders before we invest. Our aim is to minimize risk, not to come up with a "right" number or exact dollar value for a company. Ideally, we set an unrealistically low value and buy below it.

This process is far from foolproof. We have missed out on some profitable investments because we couldn't get our questions answered, and we have sometimes missed problems or been misled when we thought we were on solid ground. Overall the process works well, and the biggest challenge is sticking with it in an optimistic market when the fund has strong cash flow. Despite being closed to other new investors, net cash flow from new retirement accounts and existing accounts totaled $325.0 million compared to $128.8 million in the same six-month period a year ago, and $188.4 million for the fiscal year ended October 31, 1997. Cash was 18% of the fund's total net assets on April 30, 1998, compared with 13% at the October 31 year-end.

New investments over the six months were concentrated in steel, homebuilding, retailing and electric utilities with stranded costs. We found more candidates among technology stocks after the emergence of Asia's banking and currency problems. We also added to scores of existing positions where we could do so at appropriate prices. Relatively little has gone into financial stocks, a departure from past periods, reflecting the excellent performance of that sector over several years.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

What are stranded costs?

Under traditional regulation, utility companies were required to build and maintain generation plants, transmission and distribution lines and other equipment. The regulators set rates that companies could charge customers to pay for these costs, spread over as much as 30 years. When retail competition begins, customers may choose a different electricity supplier, and will no longer pay for the facilities that were built to serve them, thus creating "stranded costs" for their former electricity suppliers.

PERFORMANCE SUMMARY


Franklin Balance Sheet Investment Fund produced a +12.18% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 8, the fund delivered a +280.26% cumulative total return since its inception in April 1990.

The fund's share price, as measured by net asset value, increased $1.95, from $35.22 on October 31, 1997, to $37.17 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 26.9 cents ($0.269) in dividend income, 66.11 cents ($0.6611) in short-term capital gains, and $1.1369 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Past performance is not predictive of future results.


Franklin Balance Sheet Investment Fund

  Periods Ended 4/30/98

                                                                                    Since
                                                                                  Inception
                                                1-Year            5-Year          (4/2/90)
Cumulative Total Return1                         36.14%           157.31%          280.26%
Average Annual Total Return2                     34.07%            20.45%           17.76%
Value of $10,000 Investment3                   $13,407           $25,351          $37,452
                            4/30/94    4/30/95       4/30/96      4/30/97          4/30/98
One-Year Total Return4      17.85%     15.70%        21.92%       13.67%           36.14%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 1.50% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge. Past expense reductions by the fund's manager increased the fund's total returns.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Effective February 1, 1998, the fund's 12b-1 fee was reduced to 0.25%.


Past performance is not predictive of future results.

FRANKLIN MICROCAP VALUE FUND


Your Fund's Objective: Franklin MicroCap Value Fund seeks high total return by investing primarily in securities of companies with market capitalizations under $100 million at the time of purchase, and which we believe are undervalued in the marketplace. The fund will also seek income when deemed consistent with its objective.

Franklin MicroCap Value Fund, which we sometimes refer to as "Son of Balance Sheet," started in late 1995 when Franklin Balance Sheet Investment Fund partially closed to new investors. We manage it in the same manner as Balance Sheet, except that, for this fund, we buy only companies whose market capitalizations are less than $100 million, and we do not buy closed-end funds as we do in Balance Sheet.

Because of its microfocus, the Trustees determined at inception that the fund would close to all but retirement accounts and existing shareholders once assets reached $100 million, which they did in July 1996. Total assets stood at $232.1 million on April 30, 1998, and Franklin MicroCap Value Fund was 96.4% invested at the end of the reporting period.

The closure provision was intended to keep the fund from outgrowing the market segment we want to exploit. We anticipated that a rapid flow of cash into the fund could hamper our ability to invest fast enough without compromising our investment strategy. Price is the bedrock criterion for our purchase and sale decisions, and unless we are able to be patient buyers and sellers of these thinly-traded, small securities, we will not capture the opportunities offered by this poorly mapped corner of the investment universe.

We buy companies under very conservative valuation assumptions. It is our conviction that companies with difficulties are likely to be worth more intact than the liquidation value of their parts. While we cannot be sure what liquidation will bring, we can make reasoned estimates. If our bias is conservative, any surprises that come about stand to be more positive than negative.

That said, we sustained losses in Gantos, Inc., River Oaks Furniture, Inc. and Guy F. Atkinson Construction Corp. River Oaks declared bankruptcy, and Atkinson was an ill-advised attempt at vulture investing, by buying shares of a company already in bankruptcy -- reminding us of the evils of debt.

During the period, we sold a number of positions at considerable gains on cost. Among these were Cato Corp., Class A(+147%), Fred's Inc. (+150%), Courier Corp. (+69%), DBA Systems, Inc. (+61%), HF Financial Corp. (+67%), Analysis & Technology, Inc. (+83%), Calumet Bancorp, Inc. (+78%), Enex Resources Corp. (+61%), Seaman Furniture Co. (+40%), Hallmark Capital Corp. (+91%), Universal Electronics (+98%), Ameriwood Industries International Corp. (+52%), Centigram Communications Corp. (+66%), and American National Bancorp, Inc. (+106%). Ameriwood, Enex, DBA and Seaman were takeovers. Other deals that were agreed but not completed at period's end included A.P. Green Industries, Inc., Bertucci's, Inc., American Waste Services, Inc., Class A, Buttrey Food and Drug Stores Co., Citizens Electric Co., Little Switzerland, Inc., and Morrison Restaurants, Inc.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

In contrast to the gains mentioned above, Hi-Lo Automotive, Inc., one of the fund's large positions, was a disappointment. Although it was taken over, its price did not increase significantly relative to our cost, and we did not realize the return we expected when we bought it.

Cash flow into the fund over the six months totaled $26.8 million. We directed the funds to new and existing investments in generally the same areas as previously invested. We continue to search for worthwhile opportunities among micro-cap companies.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY

Franklin MicroCap Value Fund produced a +12.51% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The fund's share price, as measured by net asset value, increased $1.32, from $24.29 on October 31, 1997, to $25.61 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 0.8 cents ($0.008) in dividend income, 69.13 cents ($0.6913) in short-term capital gains, and 79.17 cents ($0.7917) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.


Franklin MicroCap Value Fund
  Periods ended 4/30/98

                                                          Since
                                                        Inception
                                                1-Year (12/12/95)

  Cumulative Total Return1                      45.14%    87.99%
  Average Annual Total Return2                  38.59%    27.84%
  Value of $10,000 Investment3                 $13,859   $17,949

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.50% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
Past expense reductions by the fund's manager increased the fund's total returns.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN VALUE FUND

Your Fund's Objective: Franklin Value Fund seeks long-term total return by investing in the securities of companies that we believe are undervalued. The fund will seek income when deemed consistent with its objective.

We are pleased to report that, as shown in the Performance Summary on page 17, Franklin Value Fund's Class I shares provided a +4.81% total return for the six months ended April 30, 1998. By comparison, the unmanaged Wilshire Small Company Value Index returned +14.33% for the same period.1 As mentioned in the October 31, 1997, annual report, we are using the Wilshire Small Company Value Index as a benchmark of the fund's performance. It is composed of 125 to 500 securities of companies with market capitalizations of at least $70 million. The index excludes companies with high price to earnings ratios, low yields, or high price to book ratios. While our investment focus is directed toward both large and small capitalization stocks, the new index is more reflective of actual portfolio holdings. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 18, the fund delivered a +77.21% cumulative total return since its inception in March 1996. Over the same period, the Wilshire Small Company Value Index returned +61.27%.


1. Source: Standard and Poor's(R) Micropal. Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index.

Franklin Value Fund includes companies of many sizes. As of April 30, 1998, the average market capitalization of Franklin Value Fund's portfolio was $479.6 million, which would normally place the fund in the small-cap fund category. Although it currently belongs in that group, and will likely fit there for some time into the future, we underscore that size is not a criterion in selecting stocks for the fund. While our management team recently found its most attractive values in the small-cap area (market cap below $1.5 billion), we welcome large-cap stocks that fit our value criteria and, in fact, own a few in the mega-cap class. As managers, our mandate is to find bargains of any size, not to focus on a specific class.

You can see this variation in market capitalization among the fund's 10 largest positions listed in the chart to the right. In this group are companies with market caps ranging from tiny Tropical Sportswear International Corp. with a total market capitalization of $129 million, to Rowan Companies, Inc., with more than $2.6 billion in market capitalization.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

An important element in our bargain hunting procedure is our focus on decent companies with healthy balance sheets, that are suffering (temporarily, we hope) from current investor concerns. An example of these concerns was the sharp price drop in oil drilling and service companies that accompanied the oil price declines to $13.11 per barrel. A high quality oil and gas driller such as Rowan, which sold above $43 within the past year, struck us at a bargain at $27, a 38% discount from its recent high. Tidewater, Inc., a leading supplier of ships to the oil and gas drillers, sold as high as $69 per share in the last 12 months. At $43 per share, 39% below its recent high, we believe investor concerns are overdone. These two large positions are typical of our approach: buy good companies when they are out of favor and have patience until their value is recognized by other investors.


"...our approach: buy good companies when they are out of favor and have patience until their value is recognized by other investors."

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


PERFORMANCE SUMMARY

Class I

Franklin Value Fund - Class I produced a +4.81% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The fund's share price, as measured by net asset value, increased 95 cents, from $24.68 on October 31, 1997, to $25.63 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 1.2 cents ($0.012) in dividend income, 17.66 cents ($0.1766) in short-term capital gains, and 3.14 cents ($0.0314) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.


Franklin Value Fund - Class I

  Periods ended 4/30/98

                                                           Since
                                                         Inception
                                               1-Year    (3/11/96)
  Cumulative Total Return1                      37.07%    77.21%
  Average Annual Total Return2                  30.90%    27.93%
  Value of $10,000 Investment3                $13,090    $16,920

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
Past expense reductions by the fund's manager increased the fund's total returns. All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Class II

Franklin Value Fund - Class II produced a +4.53% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include sales charges.

The fund's share price, as measured by net asset value, increased 89 cents, from $24.59 on October 31, 1997, to $25.48 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 0.0 cents ($0.00) in dividend income, 17.66 cents ($0.1766) in short-term capital gains, and 3.14 cents ($0.0314) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

Past distributions are not indicative of future trends.

Franklin Value Fund - Class II

  4/30/98

                                                          Since
                                                        Inception
                                               1-Year   (9/3/96)
  Cumulative Total Return1                      36.49%   60.78%
  Average Annual Total Return2                  33.93%   32.48%
  Value of $10,000 Investment3                 $13,393  $15,922

1. Cumulative total return measures the change in value of an investment over the period indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. These figures represent a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
Past expense reductions by the fund's manager increased the fund's total returns. All calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Advisor Class

Franklin Value Fund - Advisor Class produced a +5.03% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, increased 99 cents, from $24.72 on October 31, 1997, to $25.71 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 2.8 cents ($0.028) in dividend income, 17.66 cents ($0.1766) in short-term capital gains, and 3.14 cents ($0.0314) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.


Franklin Value Fund - Advisor Class
  Periods ended 4/30/98

                                                          Since
                                                        Inception
                                              1-Year*  (3/11/96)*
  Cumulative Total Return1                     37.67%    78.14%
  Average Annual Total Return1                 37.67%    31.05%
  Value of $10,000 Investment2                $13,767   $17,814

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 28.22%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated. Past expense reductions by the fund's manager increased the fund's total returns.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights



Franklin Balance Sheet Investment Fund

                                                                        Class I
                                              --------------------------------------------------------------
                                              Six Months Ended
                                               April 30, 1998              Year Ended October 31,
                                                 (unaudited)   1997       1996      1995      1994      1993
                                              --------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ...           $35.22    $29.15     $26.34    $22.68    $22.97    $17.37
                                              --------------------------------------------------------------
Income from investment operations:.......
 Net investment income ..................             .22       .48        .47       .30       .23       .39
 Net realized and unrealized gains ......            3.80      8.40       3.85      3.98       .51      6.26
                                              --------------------------------------------------------------
Total from investment operations ........            4.02      8.88       4.32      4.28       .74      6.65
                                              --------------------------------------------------------------
Less distributions from:
 Net investment income ..................            (.27)     (.46)      (.44)     (.27)     (.26)     (.43)
 Net realized gains .....................           (1.80)    (2.35)     (1.07)     (.35)     (.77)     (.62)
                                              --------------------------------------------------------------
Total distributions .....................           (2.07)    (2.81)     (1.51)     (.62)    (1.03)    (1.05)
                                              --------------------------------------------------------------
Net asset value, end of period ..........          $37.17    $35.22     $29.15    $26.34    $22.68    $22.97
                                              ==============================================================
Total return* ...........................           12.18%    32.86%     16.93%    19.32%     3.42%    37.78%
Ratios/supplemental data
Net assets, end of period (000's) .......       $1,639,621 $1,222,953 $657,002  $387,540  $134,255   $22,317
Ratio to average net assets:
 Expenses ...............................             .98%**   1.08%      1.08%     1.17%     1.19%    --
 Expenses excluding waiver
 and payments by affiliate ..............             .98%**   1.08%      1.08%     1.17%     1.34%     1.85%
 Net investment income ..................            1.30%**   1.59%      1.69%     1.30%      .99%     1.89%
Portfolio turnover rate .................            4.05%    24.63%     35.46%    28.63%    24.96%    31.36%
Average commission rate paid*** .........       $.0470    $.0384     $.0453        --        --        --


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were invested at the offering price.
**Annualized
***Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.

                       See notes to financial statements.



FRANKLIN VALUE INVESTORS TRUST
Statement of Investments, April 30, 1998 (unaudited)



  Franklin Balance Sheet Investment Fund                                            SHARES        VALUE
     Common Stocks 81.6%
     Closed End Funds 4.7%
     Central European Equity Fund ............................................          225,000         $ 4,443,750
     Emerging Markets Infrastructure Fund, Inc. ..............................          300,000           3,506,250
     Growth Fund of Spain, Inc. ..............................................          275,000           5,929,688
     H & Q Healthcare Investors ..............................................          150,000           2,550,000
     INVESCO Global Health Sciences Fund .....................................          325,000           6,418,750
     Irish Investment Fund, Inc. .............................................          135,000           3,341,250
     John Hancock Bank and Thrift Opportunity Fund ...........................        1,150,000          15,237,500
     Latin America Investment Fund, Inc. .....................................          175,000           2,504,688
     Latin American Equity Fund, Inc. ........................................          175,000           2,351,563
     Liberty All Star Growth Fund ............................................          150,000           2,043,750
     Mexico Fund .............................................................          625,000          11,367,188
     Morgan Grenfell Smallcap Fund, Inc. .....................................          123,800           1,385,013
     Petroleum & Resources Corp. .............................................           60,000           2,325,000
     Royce Global Trust, Inc. ................................................          160,000             950,000
     Royce OTC Micro-Cap Trust ...............................................           50,000             556,250
     Royce Value Trust .......................................................           52,500             892,500
     Scudder New Europe Fund, Inc. ...........................................          325,000           6,621,875
     Swiss Helvetia Fund .....................................................          125,000           3,828,125
                                                                                                    ---------------
                                                                                                         76,253,140
                                                                                                    ---------------
     Commercial Services 2.9%
  a  Craig Corp. .............................................................           59,700             794,756
  a,cHandleman Co. ...........................................................        2,409,000          25,595,625
  c  Nash-Finch Co. ..........................................................        1,000,000          19,625,000
     Noland Co. ..............................................................           47,800           1,254,750
                                                                                                    ---------------
                                                                                                         47,270,131
                                                                                                    ---------------
     Consumer Durables 8.1%
  c  Allen Organ Co., Class B ................................................           83,000           3,403,000
  a  Ameriwood Industries International Corp. ................................          200,000           1,893,760
  a,cAudiovox Corp., Class A  ................................................        1,658,800          11,922,609
  a  Baldwin Piano & Organ Co. ...............................................          126,300           2,005,013
  a  Beazer Homes USA, Inc. ..................................................          256,700           6,257,063
  a,cCastle & Cooke, Inc. ....................................................        1,782,400          30,746,400
  c  Dixie Group, Inc. .......................................................          600,000           7,537,500
  a  Jan Bell Marketing, Inc. ................................................          283,700           1,578,081
  c  M.D.C. Holdings, Inc. ...................................................        1,000,000          17,187,500
  a  OroAmerica, Inc. ........................................................           92,000           1,035,000
  a  Powerhouse Technologies, Inc. ...........................................          122,500           1,209,688
  c  Pulaski Furniture Corp. .................................................          192,000           4,800,000
  a  River Oaks Furniture, Inc. ..............................................           23,000              15,813
     Ryland Group, Inc. ......................................................          386,600           8,094,438
  a  Schuler Homes, Inc. .....................................................          537,400           4,769,425
  a  Treadco, Inc. ...........................................................           38,000             377,625
  a,cU.S. Home Corp. .........................................................          700,800          29,083,200
  a  Washington Homes, Inc. ..................................................          224,000           1,148,000
                                                                                                    ---------------
                                                                                                        133,064,115
                                                                                                    ---------------

     Consumer Non-Durables 3.4%
  c  Chic By H.I.S., Inc. ....................................................          756,000         $ 6,331,500
  a,cCyrk, Inc. ..............................................................        1,200,900          19,214,400
  a,cFarah, Inc. .............................................................          800,000           5,550,000
  c  Garan, Inc. .............................................................          285,100           7,875,888
     Genesee Corp., Class B ..................................................          117,900           4,148,606
  c  Haggar Corp. ............................................................          850,000          12,431,250
  a  Hampton Industries, Inc. ................................................           73,800             535,050
                                                                                                    ---------------
                                                                                                         56,086,694
                                                                                                    ---------------
     Consumer Services 3.8%
  a,cAztar Corp. .............................................................        3,400,000          26,562,500
  a  Bertucci's, Inc. ........................................................          249,400           2,416,063
  a  Casino Data Systems .....................................................          775,000           3,100,000
  a,cHomebase, Inc. ..........................................................        2,408,300          20,169,513
  a,cUnique Casual Restaurants, Inc. .........................................          785,000           4,513,750
  a  VICORP Restaurants, Inc. ................................................          280,000           5,005,000
                                                                                                    ---------------
                                                                                                         61,766,826
                                                                                                    ---------------
     Electronic Technology 2.8%
  a,cAydin Corp. .............................................................          270,000           2,683,125
  a  Centigram Communications Corp. ..........................................          243,400           3,225,050
  a,cESCO Electronics Corp. ..................................................          840,000          15,435,000
     Espey Manufacturing & Electronics Corp. .................................           15,000             225,000
  a  FSI International, Inc. .................................................          161,500           1,897,625
  a  Intergraph Corp. ........................................................        1,150,000           9,775,000
  a,cStandard Microsystems Corp. .............................................        1,196,500          13,161,500
                                                                                                    ---------------
                                                                                                         46,402,300
                                                                                                    ---------------
     Energy Minerals 2.1%
  a,cCrown Central Petroleum, Class B ........................................          500,000           7,250,000
     Kentucky River Coal Corp. ...............................................              418           1,285,350
  a,cMaynard Oil Co. .........................................................          268,000           2,780,500
  c  Rochester & Pittsburgh Coal Co. .........................................          174,000           8,178,000
     Ultramar Diamond Shamrock Corp. .........................................          483,000          15,606,938
                                                                                                    ---------------
                                                                                                         35,100,788
                                                                                                    ---------------
     Finance 21.3%
  a,cACMAT Corp., Class A ....................................................          295,000           4,609,375
     Ameriana Bancorp, Inc. ..................................................            6,000             121,500
     American General Corp. ..................................................          397,283          26,468,980
     American Indemnity Financial Corp. ......................................           90,000           1,068,750
     American National Insurance Co. .........................................          378,800          40,910,400
     AmerUs Life Holdings, Inc., Class A .....................................           89,400           2,860,800
     Amwest Insurance Group, Inc. ............................................           82,170           1,345,534
  a  Annuity and Life Re (Holdings), Ltd. ....................................              200               4,775
     Argonaut Group, Inc. ....................................................          161,000           5,514,250
     Baldwin & Lyons, Class B ................................................           91,477           2,149,710
  a  Bank Plus Corp. .........................................................          915,000          12,867,188
  a  Brookline Bancorp, Inc. .................................................           55,000             955,625
     Finance (cont.)
  a  Calumet Bancorp, Inc. ...................................................          105,000         $ 3,832,500
     Chartwell Re Corp. ......................................................          225,000           6,932,813
  a,cEchelon International Corp., Inc. .......................................          500,000          13,500,000
  a  Farm Family Holdings, Inc. ..............................................          137,000           5,454,313
     Farmers & Merchants Bank of Long Beach ..................................            2,400           6,660,000
     FBL Financial Group, Inc., Class A ......................................          884,000          25,415,000
  c  Fidelity Bancorp, Inc. ..................................................          144,500           3,738,938
     Fidelity Financial Ohio, Inc. ...........................................           93,000           1,708,875
     First Defiance Financial Corp. ..........................................          300,000           4,500,000
  a,cFirst Financial Bancorp, Inc. ...........................................           24,000             612,000
     First Shenango Bancorp, Inc. ............................................           30,275           1,392,650
     GA Financial, Inc. ......................................................          198,700           3,924,325
     Guarantee Life Companies, Inc. ..........................................          135,100           3,664,588
     Kansas City Life Insurance Co. ..........................................              800              68,000
     LandAmerica Financial Group, Inc. .......................................          152,500           8,044,375
     Lehman Brothers Holdings, Inc. ..........................................           85,000           6,040,313
  c  Merchants Group, Inc. ...................................................          257,800           6,767,250
     Meridian Insurance Group, Inc. ..........................................          272,000           5,117,000
     MMI Companies, Inc. .....................................................          336,500           7,907,750
  a  National Western Life Insurance Co., Class A ............................           98,000          10,167,500
     Presidential Life Corp. .................................................          728,000          14,833,000
     Price Enterprises, Inc. .................................................          533,400           9,801,225
  a  Professionals Insurance Co. Management Group ............................           90,650           3,739,313
  a  Provident Financial Holdings, Inc. ......................................           10,000             235,000
     PXRE Corp. ..............................................................          425,700          12,824,213
  a  Quaker City Bancorp, Inc. ...............................................          110,000           2,488,750
  a  Risk Capital Holdings, Inc. .............................................          510,100          12,784,381
     Rouse Co. ...............................................................          367,800          11,355,825
     Scor (France) ...........................................................          350,000          21,566,200
     SCPIE Holdings, Inc. ....................................................          472,800          16,045,650
  c  Stewart Information Services Corp. ......................................          493,600          17,337,700
     Westco Bancorp, Inc. ....................................................           69,000           2,035,500
                                                                                                    ---------------
                                                                                                        349,371,834
                                                                                                    ---------------
     Health Services .5%
  a  Trigon Healthcare, Inc. .................................................          273,300           8,301,488
                                                                                                    ---------------
     Industrial Services .8%
  c  Ecology and Environment, Inc., Class A ..................................          260,000           2,665,000
  a  Emcon ...................................................................          200,000           1,000,000
  a  Harding Lawson Associates Group, Inc. ...................................          135,800           1,425,900
  a  Matrix Service Co. ......................................................          279,400           2,130,425
     Petroleum Helicopters, Inc., Non Voting .................................          220,000           4,922,500
     Petroleum Helicopters, Inc., Voting .....................................           77,500           1,767,969
                                                                                                    ---------------
                                                                                                         13,911,794
                                                                                                    ---------------

     Non-Energy Minerals 4.6%
     British Steel, Plc. .....................................................       10,000,000        $ 26,668,227
  a  Devcon International Corp. ..............................................          216,200             783,725
     LTV Corp. ...............................................................        3,516,600          45,715,800
  a  Zemex Corp. .............................................................          169,700           1,675,788
                                                                                                    ---------------
                                                                                                         74,843,540
                                                                                                    ---------------
     Process Industries 2.8%
  c  A.P. Green Industries, Inc. .............................................          521,300          10,947,300
  a,cAmerican Pacific Corp. ..................................................          421,100           4,421,550
  a  Corn Products International, Inc. .......................................          170,000           6,056,250
  c  Delta Woodside Industries, Inc. .........................................        2,400,000          14,550,000
     Mercer International, Inc. ..............................................          175,000           1,673,438
     Mine Safety Appliances Co. ..............................................           18,400           1,324,800
  a  Orange-co, Inc. .........................................................          234,000           1,535,625
     Terra Industries, Inc. ..................................................          293,200           3,151,900
     Thomaston Mills, Inc., Class A...........................................          205,600           1,734,750
                                                                                                    ---------------
                                                                                                         45,395,613
                                                                                                    ---------------
     Producer Manufacturing 5.7%
  c  Binks Sames Corp. .......................................................          149,300           6,475,888
  a,cCherry Corp., Class A ...................................................          408,900           7,564,650
  a,cCherry Corp., Class B ...................................................          271,000           5,115,125
  c  Commonwealth Industries, Inc. ...........................................        1,219,100          20,724,700
  c  Insteel Industries, Inc. ................................................          580,000           4,241,250
  c  Monarch Machine Tool Co. ................................................          250,000           2,031,250
  a  Nashua Corp. ............................................................          299,100           4,598,663
  c  Oshkosh Truck Corp., Class B ............................................          460,400           9,035,350
  c  Pitt-Des Moines, Inc. ...................................................          177,500           9,806,875
     Tecumseh Products Co., Class A ..........................................          318,000          16,019,250
     Tecumseh Products Co., Class B...........................................          104,300           5,508,344
  c  TransPro, Inc. ..........................................................          345,500           2,850,375
                                                                                                    ---------------
                                                                                                         93,971,720
                                                                                                    ---------------
     Retail Trade 7.9%
  a,cButtrey Food and Drug Stores Co. ........................................          467,700           7,132,425
     Cato Corp., Class A .....................................................          782,900          11,156,325
  a,cCharming Shoppes, Inc. ..................................................        5,343,300          24,880,008
  a  Crown Books Corp. .......................................................          160,000           1,240,000
     DEB Shops, Inc. .........................................................           51,000             366,563
  a,cDesigns, Inc.  ..........................................................        1,200,000           2,550,000
  a  Evans, Inc. .............................................................          201,100             188,531
  c  Fred's, Inc. ............................................................          700,000          17,500,000
  a,cGood Guys!, Inc. ........................................................          737,500           9,403,125
     Haverty Furniture Co., Inc. .............................................          398,100           8,807,963
  a,cJacobson Stores, Inc. ...................................................          298,100           3,912,563
  a  Kmart Corp. .............................................................          590,000          10,288,125
  a  Lechters, Inc. ..........................................................          733,500           4,790,709
  a  Little Switzerland, Inc. ................................................          192,000           1,536,000
     Retail Trade (cont.)
  a  PriceSmart, Inc. ........................................................          133,350         $ 2,133,600
  a  Syms Corp. ..............................................................          869,600          12,880,950
  a  United Retail Group, Inc. ...............................................          565,600           4,595,500
  c  Wolohan Lumber Co. ......................................................          520,000           6,467,500
                                                                                                    ---------------
                                                                                                        129,829,887
                                                                                                    ---------------
     Technology Services .1%
  a  Government Technology Services, Inc. ....................................          192,800             843,500
                                                                                                    ---------------
     Transportation 3.0%
  a  Crowley Maritime Corp. ..................................................            4,440           5,683,200
  c  International Shipholding Corp. .........................................          660,000          11,220,000
  a  KLLM Transport Services, Inc. ...........................................           77,000             904,750
  a  Mesa Air Group, Inc. ....................................................          875,500           7,004,000
     Overseas Shipholding Group, Inc. ........................................        1,021,200          21,700,500
  a  TransFinancial Holdings, Inc. ...........................................          270,000           2,497,500
                                                                                                    ---------------
                                                                                                         49,009,950
                                                                                                    ---------------
     Utilities 7.1%
     Central Maine Power Co. .................................................        1,431,100          26,028,131
     New York State Electric & Gas Corp. .....................................          226,700           9,464,725
     Entergy Corp. ...........................................................        1,300,000          32,337,500
  a,cKaneb Services, Inc. ....................................................        3,126,300          18,367,013
  a  Niagara Mohawk Power Corp. ..............................................        2,425,000          29,706,250
                                                                                                    ---------------
                                                                                                        115,903,619
                                                                                                    ---------------
     Company In Liquidation
     Strawbridge & Clothier ..................................................          330,500                  --
                                                                                                    ---------------
     Total Common Stocks (Cost $995,778,346) .................................                        1,337,326,939
                                                                                                    ---------------
     Preferred Stocks
  a  Craig Corp. pfd (Cost $424,155) .........................................           59,700             761,175
                                                                                                    ---------------

                                                                                        PRINCIPAL
                                                                                         AMOUNT
     Bonds .3%
     Hechinger Co., 6.95%, 10/15/03 (Cost $4,627,788) ........................      $ 7,000,000           5,320,000
                                                                                                    ---------------
     Total Long Term Investments (Cost $1,000,830,289) .......................                       $1,343,408,114
                                                                                                    ---------------

     Joint Repurchase Agreement, 5.487%, 05/01/98,
 (Maturity Value $296,983,332) (Cost $296,938,070)............................     $296,938,070       $ 296,938,070
      BancAmerica Robertson Stephens (Maturity Value $26,479,302)
      Barclays Capital Group, Inc. (Maturity Value $26,479,302)
      Bear, Stearns & Co., Inc. (Maturity Value $14,443,256)
      BT Alex. Brown, Inc. (Maturity Value $26,479,302)
      Chase Securities, Inc. (Maturity Value $17,747,060)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $26,479,302)
      Dresdner Kleinwort Benson North America L.L.C. (Maturity Value $26,479,302)
      Greenwich Capital Markets, Inc. (Maturity Value $26,479,302)
      Lehman Brothers, Inc. (Maturity Value $26,479,301)
      Paribas Corp. (Maturity Value $26,479,301)
      SBC Warburg Dillon Read, Inc. (Maturity Value $26,479,301)
      UBS Securities, L.L.C. (Maturity Value $26,479,301)
       Collateralized by U.S. Treasury Bills and Notes
     Total Investments (Cost $1,297,768,359) 100.0%...........................                       $1,640,346,184
     Other Assets, less Liabilities...........................................                            (725,671)
                                                                                                    ---------------
     Net Assets 100.0 %.......................................................                       $1,639,620,513
                                                                                                    ===============

a Non-income producing.
b See Note 1(d) regarding joint repurchase agreement.
c See Note 7 regarding holdings of 5% voting securities.



FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

Franklin MicroCap Value Fund


                                                                                        Class I
                                                                        ---------------------------------------
                                                                        Six Months Ended
                                                                         April 30, 1998  Year Ended October 31,
                                                                           (unaudited)       1997     19961
                                                                        ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...................................           $24.29    $18.44   $15.00
                                                                        ---------------------------------------
Income from investment operations:
 Net investment income (loss)..........................................             (.02)     (.01)     .14
 Net realized and unrealized gains.....................................             2.83      6.33     3.41
                                                                        ---------------------------------------
Total from investment operations.......................................             2.81      6.32     3.55
                                                                        ---------------------------------------
Less distributions from:
 Net investment income.................................................            --         (.07)    (.11)
 In excess of net investment income....................................             (.01)    --       --
 Net realized gains....................................................            (1.48)     (.40)   --
                                                                        ---------------------------------------
Total distributions....................................................            (1.49)     (.47)    (.11)
                                                                        ---------------------------------------
Net asset value, end of period.........................................           $25.61    $24.29   $18.44
                                                                        =======================================
Total return*..........................................................            12.51%    35.05%   23.72%

Ratios/supplemental data
Net assets, end of period (000's)......................................         $232,102  $191,638 $119,664
Ratios to average net assets:
 Expenses..............................................................             1.20%**   1.22%    1.24%**
 Net investment income (loss)..........................................             (.12%)**  (.05%)   1.28%**
Portfolio turnover rate................................................            13.19%    21.33%   14.15%
Average commission rate paid***........................................             $.0444    $.0437   $.0476


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
1For the period December 12, 1995 (effective date) to October 31, 1996.

                        See notes to financial statements.


FRANKLIN VALUE INVESTORS TRUST
Statement of Investments, April 30, 1998 (unaudited)



  Franklin MicroCap Value Fund                                                          SHARES              VALUE
  Common Stocks 96.4%
     Commercial Services 3.0%

  a,cAllou Health and Beauty, Inc., Class A  .................................          407,000        $  4,680,500
  a  Craig Corp. .............................................................           50,500             672,281
     Noland Co. ..............................................................           48,500           1,273,125
                                                                                                    ---------------
                                                                                                          6,625,906
                                                                                                    ---------------
     Consumer Durables 10.4%
  a  Acorn Products, Inc. ....................................................            7,300              67,525
     Allen Organ Co., Class B ................................................           42,000           1,722,000
  a  Ameriwood Industries International Corp. ................................          200,000           1,893,760
  a  Baldwin Piano & Organ Co. ...............................................           53,700             852,488
  a  Beazer Homes USA, Inc. ..................................................           76,800           1,872,000
  a  Dixie Group, Inc. .......................................................          100,000           1,256,250
     Engle Homes, Inc. .......................................................          100,000           1,537,500
  a  First Team Sports, Inc. .................................................            8,000              23,750
  a  Jan Bell Marketing, Inc. ................................................          283,600           1,577,525
     Liberty Homes, Inc., Class A ............................................            9,000              96,750
     M/I Schottenstein Homes, Inc. ...........................................          161,500           3,704,406
  a,cOriole Homes Corp., Class B .............................................          360,000           1,777,500
  a  OroAmerica, Inc. ........................................................           51,300             577,125
  a  Powerhouse Technologies, Inc. ...........................................          107,000           1,056,625
     Pulaski Furniture Corp. .................................................           80,000           2,000,000
  a,cRiver Oaks Furniture, Inc. ..............................................          394,600             271,288
  a,cTreadco, Inc.............................................................          255,000           2,534,063
  a  Washington Homes, Inc. ..................................................          238,500           1,222,313
                                                                                                    ---------------
                                                                                                         24,042,868
                                                                                                    ---------------
     Consumer Non-Durables 4.7%
  a  Chic By H.I.S., Inc. ....................................................          194,100           1,625,588
  a  Farah, Inc. .............................................................          200,000           1,387,500
     Garan, Inc. .............................................................          120,500           3,328,813
     Genesee Corp., Class A ..................................................              600              21,113
     Genesee Corp., Class B ..................................................           36,000           1,266,750
  a  Hampton Industries, Inc. ................................................          201,200           1,458,700
  a  Norton McNaughton, Inc. .................................................          300,000           1,912,500
                                                                                                    ---------------
                                                                                                         11,000,964
                                                                                                    ---------------
     Consumer Services 6.8%
  a  Bertucci's, Inc. ........................................................          444,600           4,307,052
  a  Casino Data Systems .....................................................          626,000           2,504,000
  a,cMorrison Restaurants, Inc. ..............................................          500,000           2,468,750
  a,cSpaghetti Warehouse, Inc.  ..............................................          550,000           4,262,500
  a  Unique Casual Restaurants, Inc. .........................................          350,000           2,012,500
  a  VICORP Restaurants, Inc. ................................................           14,100             252,038
                                                                                                    ---------------
                                                                                                         15,806,840
                                                                                                    ---------------
     Electronic Technology 5.9%
  a  Aehr Test Systems .......................................................          125,000             765,625
  a  Aydin Corp. .............................................................          210,000           2,086,875
  a  Datron Systems, Inc. ....................................................          107,800             808,500
     Electronic Technology (cont.)
  a,cECC International Corp. .................................................          705,000        $  2,335,313
  c  Espey Manufacturing & Electronics Corp. .................................           93,000           1,395,000
  c  Moore Products Co. ......................................................          134,700           4,714,500
  a  SPACEHAB, Inc. ..........................................................          137,700           1,531,913
  a  Titan Corp. .............................................................               12                  93
                                                                                                    ---------------
                                                                                                         13,637,819
                                                                                                    ---------------
     Energy Minerals 2.5%
  a  Crystal Oil Co. .........................................................           47,900           1,916,000
     Kentucky River Coal Corp. ...............................................              200             615,000
  a,cMaynard Oil Co.  ........................................................          298,500           3,096,938
     Rochester & Pittsburgh Coal Co. .........................................            4,900             230,300
                                                                                                    ---------------
                                                                                                          5,858,238
                                                                                                    ---------------
     Finance 15.7%
  a,cACMAT Corp., Class A  ...................................................          150,000           2,343,750
  a,cAllstate Financial Corp. ................................................          209,000           1,632,813
  a  American Indemnity Financial Corp. ......................................           70,000             831,250
     Amwest Insurance Group, Inc. ............................................          174,900           2,863,988
     Bayonne Bancshares, Inc. ................................................          188,005           3,102,083
  a  Farm Family Holdings, Inc. ..............................................           50,000           1,990,625
     FFD Financial Corp. .....................................................           35,000             783,125
     Fidelity Financial of Ohio, Inc. ........................................          116,000           2,131,500
  a  First Financial Bancorp, Inc. ...........................................            2,500              63,750
     GA Financial, Inc. ......................................................          150,300           2,968,425
  a  HF Bancorp, Inc. ........................................................          100,000           1,687,500
     Landmark Bancshares, Inc. ...............................................           51,700           1,415,288
     Little Falls Bancorp, Inc. ..............................................           70,000           1,487,500
     Merchants Group, Inc. ...................................................              500              13,125
     Meridian Insurance Group, Inc. ..........................................          128,000           2,408,000
     MidCity Financial Corp. .................................................              600           2,400,000
     National Security Group, Inc. ...........................................            9,500             187,031
     Old Guard Group, Inc. ...................................................          107,500           2,230,625
     Peoples Home Savings Bank ...............................................           16,200             352,350
  a  Professional Insurance Co. Management Group .............................           92,450           3,813,563
  a  Quaker City Bancorp, Inc. ...............................................           80,000           1,810,000
                                                                                                    ---------------
                                                                                                         36,516,291
                                                                                                    ---------------
     Industrial Services 9.8%
  a  American Waste Services, Inc., Class A ..................................          754,000           3,063,125
  c  Ecology and Environment, Inc., Class A ..................................          110,000           1,127,500
  a,cEmcon ...................................................................          650,000           3,250,000
  a  Fluor Daniel/GTI, Inc. ..................................................          250,000           2,359,375
  a  Guy F. Atkinson Co. .....................................................           83,500               1,336
  a,cGZA GeoEnvironmental Technologies, Inc. .................................          291,500           1,457,500
  a,cHarding Lawson Associates Group, Inc.  ..................................          304,900           3,201,450
  a  Matrix Service Co. ......................................................           24,900             189,863
     NSC Corp. ...............................................................          110,000             254,375
     Industrial Services (cont.)
     Petroleum Helicopters, Inc., Non Voting .................................          113,000         $ 2,528,375
     Petroleum Helicopters, Inc., Voting .....................................           17,600             401,500
  a,cRoy F. Weston, Inc., Class A  ...........................................          633,000           2,650,688
  a,cTEI, Inc. ...............................................................        1,000,000           2,343,800
                                                                                                    ---------------
                                                                                                         22,828,887
                                                                                                    ---------------
     Non-Energy Minerals 3.3%
     Case Pomery & Co., Inc., Class B ........................................              500             575,000
  a,cDevcon International Corp.  .............................................          230,000             833,750
  a,cKentucky Electric Steel, Inc.  ..........................................          450,000           2,643,750
  a  Zemex Corp. .............................................................          375,268           3,705,772
                                                                                                    ---------------
                                                                                                          7,758,272
                                                                                                    ---------------
     Process Industries 5.0%
     A.P. Green Industries, Inc. .............................................          123,600           2,595,600
  a  American Pacific Corp. ..................................................          300,000           3,150,000
  a,dBibb Co. ................................................................           72,000             747,000
  a,cConcord Fabrics, Inc., Class A    .......................................          148,800           1,525,200
  a  Griffin Land & Nurseries, Inc. ..........................................           94,600           1,537,250
  a  Orange-co, Inc. .........................................................          150,000             984,375
     Thomaston Mills, Inc., Class A ..........................................          128,800           1,086,750
                                                                                                    ---------------
                                                                                                         11,626,175
                                                                                                    ---------------
     Producer Manufacturing 7.3%
  a,cAerovox, Inc.   .........................................................          400,000           1,400,000
  a,cArt's-Way Manufacturing Co., Inc.   .....................................           82,500             721,875
  a,cAthey Products Corp.  ...................................................          200,000             856,260
  a  Bridgeport Machines, Inc. ...............................................           14,000             180,250
  a  Continental Materials Corp. .............................................           50,000           1,757,815
     Insteel Industries, Inc. ................................................          260,000           1,901,250
     Monarch Machine Tool Co. ................................................          101,000             820,625
  a  Nashua Corp. ............................................................          142,900           2,197,088
     Pitt-Des Moines, Inc. ...................................................           45,000           2,486,250
     Somerest Group, Inc. ....................................................           40,000             950,000
     TAB Products Co. ........................................................           60,000             885,000
  a,cTemtex Industries, Inc.   ...............................................          265,500             995,625
  a  Todd Shipyards Corp. ....................................................            2,500              18,125
     TransPro, Inc. ..........................................................          214,600           1,770,450
                                                                                                    ---------------
                                                                                                         16,940,613
                                                                                                    ---------------
     Retail Trade 13.1%
  a  Buttrey Food and Drug Stores Co. ........................................          188,300           2,871,575
  a  Catherines Stores Corp. .................................................          101,700           1,042,425
  a  Cosmetic Center, Inc., Class C ..........................................            5,500              19,938
  a,cCrown Books Corp.   .....................................................          304,000           2,356,000
     DEB Shops, Inc. .........................................................          150,000           1,078,125
  a  Designs, Inc. ...........................................................          700,000           1,487,500
  a  Good Guys!, Inc. ........................................................          294,300           3,752,325
  a  Homeland Holding Corp. ..................................................            8,600              67,188
     Retail Trade (cont.)
  a  Jacobson Stores, Inc. ...................................................           87,200         $ 1,144,500
  a  Jos. A. Bank Clothiers, Inc. ............................................           42,000             315,000
  a  Lechters, Inc. ..........................................................          640,000           4,180,032
  a  Little Switzerland, Inc. ................................................          290,000           2,320,000
  a  S & K Famous Brands, Inc. ...............................................           60,000             975,000
  a  Syms Corp. ..............................................................          100,600           1,490,138
  a  Trak Auto Corp. .........................................................           54,000             648,000
  a  United Retail Group, Inc. ...............................................          445,000           3,615,625
  a,cVillage Super Market, Inc., Class A    ..................................           95,000           1,270,625
     Wolohan Lumber Co. ......................................................          138,000           1,716,375
     Zions Co-Op Mercantile Institution ......................................            9,400             137,475
                                                                                                    ---------------
                                                                                                         30,487,846
                                                                                                    ---------------
     Technology Services 2.4%
  a,cAmerican Physicians Service Group, Inc.  ................................          247,000           1,759,875
  a,cGovernment Technology Services, Inc.   ..................................          430,200           1,882,125
  a  Interlink Computer Sciences, Inc. .......................................          380,000           1,971,250
                                                                                                    ---------------
                                                                                                          5,613,250
                                                                                                    ---------------
     Transportation 4.5%
  a  Crowley Maritime Corp. ..................................................            2,200           2,816,000
  a,cKLLM Transport Services, Inc.   .........................................          219,000           2,573,250
     Providence and Worcester Railroad Co. ...................................          111,700           1,898,900
  a,cTransFinancial Holdings, Inc.   .........................................          336,000           3,108,000
                                                                                                    ---------------
                                                                                                         10,396,150
                                                                                                    ---------------
     Utilities 2.0%
  a  Atlantic Tele-Network, Inc. .............................................          229,200           2,807,700
     Citizens Electric Co. ...................................................            4,600             292,100
  c  Maine Public Service Co. ................................................          112,800           1,614,450
                                                                                                    ---------------
                                                                                                          4,714,250
                                                                                                    ---------------
     Total Common Stocks (Cost $169,557,667) .................................                          223,854,369
                                                                                                    ---------------
     Preferred Stock .3%
  a  Craig Corp. pfd (Cost $358,794) .........................................           50,500             643,875
                                                                                                    ---------------
     Total Long Term Investments (Cost $169,916,461) .........................                          224,498,244
                                                                                                    ---------------

  b  Repurchase Agreement 4.0%
     Joint Repurchase Agreement, 5.487%, 5/01/98,
 (Maturity Value $9,253,463) (Cost $9,252,053) ...............................       $9,252,053         $ 9,252,053
      BancAmerica Robertson Stephens (Maturity Value $825,047)
      Barclays Capital Group, Inc. (Maturity Value $825,047)
      Bear, Stearns & Co., Inc. (Maturity Value $450,026)
      BT Alex. Brown, Inc. (Maturity Value $825,047)
      Chase Securities, Inc. (Maturity Value $552,967)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $825,047)
      Dresdner Kleinwort Benson North America, L.L.C. (Maturity Value $825,047)
      Greenwich Capital Markets, Inc. (Maturity Value $825,047)
      Lehman Brothers, Inc. (Maturity Value $825,047)
      Paribas Corp. (Maturity Value $825,047)
      SBC Warburg Dillon Read, Inc. (Maturity Value $825,047)
      UBS Securities, L.L.C. (Maturity Value $825,047)
       Collateralized by U.S. Treasury Bills and Notes
     Total Investments (Cost $179,168,514) 100.7% ............................                          233,750,297
     Other Assets, less Liabilities (.7%) ....................................                          (1,647,907)
                                                                                                    ---------------
     Net Assets 100.0% .......................................................                         $232,102,390
                                                                                                    ===============

a Non-income producing.
b See Note 1(d) regarding joint repurchase agreement.
c See Note 7 regarding holdings of 5% voting securities.
d See Note 6 regarding restricted securities.


FRANKLIN VALUE INVESTORS TRUST
Financial Highlights


Franklin Value Fund

                                                                                       Class I
                                                                         -------------------------------------
                                                                        Six Months Ended
                                                                         April 30, 1998   Year Ended  October 31,
                                                                           (unaudited)       1997      19962
                                                                         -------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................           $24.68    $17.15   $15.00
                                                                         -------------------------------------
Income from investment operations:
 Net investment income (loss)..........................................             (.01)      .08      .05
 Net realized and unrealized gains ....................................             1.18      7.90     2.15
                                                                         -------------------------------------
Total from investment operations ......................................             1.17      7.98     2.20
                                                                         -------------------------------------
Less distributions from:
 Net investment income ................................................                --     (.08)    (.05)
 In excess of net investment income ...................................             (.01)       --       --
 Net realized gains ...................................................             (.21)     (.37)      --
                                                                         -------------------------------------
Total distributions ...................................................             (.22)     (.45)    (.05)
                                                                         -------------------------------------
Net asset value, end of period ........................................           $25.63    $24.68   $17.15
                                                                         =====================================
Total return* .........................................................             4.81%    47.43%   14.69%

Ratios/supplemental data:
Net assets, end of period (000's) .....................................          $137,394   $78,897   $7,828
Ratios to average net assets:
 Expenses .............................................................             1.29%**   1.33%    1.35%**
 Expenses excluding waiver and payments by affiliate ..................             1.31%**   1.41%    2.87%**
 Net investment income (loss) .........................................             (.12%)**   .27%     .57%**
Portfolio turnover rate ...............................................            11.92%    13.92%     .36%
Average commission rate paid*** .......................................             $.0482    $.0474   $.0464


*Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission was not required.
2For the period March 11, 1996 (effective date) to October 31, 1996.


                                                                                             Class II
                                                                         -------------------------------------
                                                                            Six Months Ended
                                                                             April 30, 1998 Year Ended October 31,
                                                                               (unaudited)     1997     19963
                                                                         -------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................           $24.59    $17.14   $16.38
                                                                         -------------------------------------
Income from investment operations:
 Net investment income (loss) .........................................             (.06)     (.02)     .01
 Net realized and unrealized gains ....................................             1.16      7.84      .76
                                                                         -------------------------------------
Total from investment operations ......................................             1.10      7.82      .77
                                                                         -------------------------------------
Less distributions from:
 Net investment income ................................................               --        --     (.01)
 Net realized gains ...................................................             (.21)     (.37)      --
                                                                         -------------------------------------
Total distributions ...................................................             (.21)     (.37)    (.01)
                                                                         -------------------------------------
Net asset value, end of period ........................................           $25.48    $24.59   $17.14
                                                                         =====================================
Total return* .........................................................             4.53%    46.40%    4.68%

Ratios/supplemental data
Net assets, end of period (000's) .....................................            $51,367   $21,554     $434
Ratios to average net assets:
 Expenses .............................................................             1.98%**   1.87%    2.00%**
 Expenses excluding waiver and payments by affiliate ..................             2.00%**   1.96%    3.52%**
 Net investment loss ..................................................             (.83%)**  (.30%)   (.08%)**
Portfolio turnover rate ...............................................            11.92%    13.92%   32.52%
Average commission rate paid*** .......................................             $.0482    $.0474   $.0464

*Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission was not required.
3For the period September 1, 1996 (effective date) to October 31, 1996.


                                                                                       Advisor Class
                                                                                -----------------------------
                                                                                Six Months Ended  Year Ended
                                                                                 April 30, 1998   October 31,
                                                                                   (unaudited)      19974
                                                                                -----------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................             $24.72           $18.75
                                                                                -----------------------------
Income from investment operations:
 Net investment income ................................................                .02              .10
 Net realized and unrealized gains ....................................               1.21             5.95
                                                                                -----------------------------
Total from investment operations ......................................               1.23             6.05
                                                                                -----------------------------
Less distributions from:
 Net investment income ................................................               (.03)            (.08)
 Net realized gains ...................................................               (.21)           --
                                                                                -----------------------------
Total distributions ...................................................               (.24)            (.08)
                                                                                -----------------------------
Net asset value, end of period ........................................             $25.71           $24.72
                                                                                =============================
Total return* .........................................................               5.03%           32.35%

Ratios/supplemental data
Net assets, end of period (000's) .....................................              $7,108           $4,495
Ratios to average net assets:
 Expenses .............................................................               1.00%**           .98%**
 Expenses excluding waiver and payments by affiliate ..................               1.01%**          1.07%**
 Net investment income ................................................                .50%**           .59%**
Portfolio turnover rate ...............................................              11.92%           13.92%
Average commission rate paid*** .......................................               $.0482           $.0474


*Total return is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
4For the period January 1, 1997 (effective date) to October 31, 1997.




                                            See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Statement of Investments, April 30, 1998 (unaudited) (cont.)



  Franklin Value Fund (cont.)                                                         SHARES       VALUE
  Common Stocks 98.1%
     Commercial Services 3.3%
  a  Allou Health and Beauty, Inc., Class A ..................................           18,900           $ 217,350
     Ennis Business Forms, Inc. ..............................................          100,000           1,200,000
  a  Kevco, Inc. .............................................................           43,300           1,006,725
     Nash-Finch Co. ..........................................................           24,000             471,000
  a  Republic Automotive Parts, Inc. .........................................           97,000           1,915,750
  a  Rush Enterprises, Inc. ..................................................           63,000             756,000
     Unisource Worldwide, Inc. ...............................................           71,000             900,813
                                                                                                    ---------------
                                                                                                          6,467,638
                                                                                                    ---------------
     Consumer Durables 9.0%
  a  Acorn Products, Inc. ....................................................           10,900             100,825
  a  Cannondale Corp. ........................................................          203,200           3,225,800
     Cavalier Homes, Inc. ....................................................           63,600             763,200
     Coachmen Industries, Inc. ...............................................          131,000           3,258,625
     D.R. Horton, Inc. .......................................................           78,000           1,443,000
  a  Ekco Group, Inc. ........................................................           81,100             593,044
  a,cEngel General Developers, Ltd.   ........................................          240,000           1,440,000
     Engle Homes, Inc. .......................................................           38,000             584,250
     Flexsteel Industries, Inc. ..............................................           46,200             643,913
     Myers Industries, Inc. ..................................................           28,600             711,425
  a  RockShox, Inc. ..........................................................          263,000           1,479,375
     Ryland Group, Inc. ......................................................           30,000             628,125
  a  Southern Energy Homes, Inc. .............................................          242,000           2,677,125
                                                                                                    ---------------
                                                                                                         17,548,707
                                                                                                    ---------------
     Consumer Non-Durables 8.8%
  a  Chic By H.I.S., Inc. ....................................................           20,000             167,500
     DIMON, Inc. .............................................................          354,000           5,177,250
  a  Ridgeview, Inc. .........................................................          143,100             858,600
     Schweitzer-Mauduit International, Inc. ..................................           80,000           2,660,000
     Standard Commercial Corp. ...............................................          302,000           4,001,500
  a  Tropical Sportswear International Corp. .................................          267,000           4,539,000
                                                                                                    ---------------
                                                                                                         17,403,850
                                                                                                    ---------------
     Consumer Services 0.7%
  a  Aztar Corp. .............................................................          168,000           1,312,500
                                                                                                    ---------------
     Electronic Technology 13.4%
  a  Aehr Test Systems .......................................................          212,600           1,302,175
  a  Alliant Techsystems, Inc. ...............................................           34,000           2,173,875
     Astro-Med, Inc. .........................................................           91,600             664,100
  a  Aydin Corp. .............................................................           19,400             192,788
  a  Dunn Computer Corp. .....................................................          150,000           1,312,500
     Elbit Systems, Ltd. (Israel) ............................................          150,000           1,921,875
  a  ESCO Electronics Corp. ..................................................           43,000             790,125
  a  Komag, Inc. .............................................................          170,000           2,635,000
  a  Ladish Co., Inc. ........................................................          126,000           1,953,000
  a  NCR Corp. ...............................................................           65,000           2,384,688

     Electronic Technology (cont.)
  a  RadiSys Corp. ...........................................................            5,700           $ 155,325
  a  Read-Rite Corp. .........................................................          205,000           2,831,563
  a  SPACEHAB, Inc. ..........................................................          209,700           2,332,913
  a  Spectralink Corp. .......................................................           27,300             119,438
  a  SpeedFam International, Inc. ............................................           73,500           2,131,500
  a  Synopsis, Inc. ..........................................................           10,000             430,000
  a  ThermoTrex Corp. ........................................................           23,000             458,563
  a  Trident Microsystems, Inc. ..............................................          205,000           1,569,542
     United Industrial Corp. .................................................           75,500             972,063
                                                                                                    ---------------
                                                                                                         26,331,033
                                                                                                    ---------------
     Energy Minerals 0.9%
  a  Nuevo Energy Co. ........................................................           45,000           1,603,125
     Rochester & Pittsburgh Coal Co. .........................................            2,500             117,500
                                                                                                    ---------------
                                                                                                          1,720,625
                                                                                                    ---------------
     Finance 18.5%
  a  Acceptance Insurance Companies, Inc. ....................................           65,000           1,482,813
     ALLIED Group, Inc. ......................................................           10,000             298,750
     ALLIED Life Financial Corp. .............................................          120,400           2,889,600
     American National Insurance Co. .........................................            1,600             172,800
  a  American Safety Insurance Group, Ltd. ...................................          190,000           2,731,250
  a  Farm Family Holdings, Inc. ..............................................            7,800             310,538
     First International Bancorp, Inc. .......................................            9,500             164,469
     Flagstar Bancorp, Inc. ..................................................           20,000             561,250
     GA Financial, Inc. ......................................................            5,000              98,750
  a,eHeller Financial, Inc. ..................................................           10,900             294,300
  a  Matrix Capital Corp. ....................................................          118,400           3,167,200
     Midwest Banc Holdings, Inc. .............................................           20,000             385,000
     MMI Companies, Inc. .....................................................          196,000           4,606,000
     Ocwen Asset Investment Corp. ............................................          135,900           2,497,163
     PAULA Financial .........................................................           20,000             480,000
     Penn-America Group, Inc. ................................................           24,700             509,438
     Presidential Life Corp. .................................................           10,200             207,825
  a  Professional Insurance Co. Management Group .............................           51,720           2,133,450
     RLI Corp. ...............................................................            5,200             282,100
     Rouse Co. ...............................................................           12,500             385,938
  a  Seibels Bruce Group, Inc. ...............................................          287,700           2,301,600
  a  Symons International Group, Inc. ........................................          115,000           2,156,250
     Terra Nova (Bermuda) Holdings, Ltd., Class A ............................           33,000           1,010,625
     The Centris Group, Inc. .................................................          246,000           3,490,125
     The PMI Group, Inc. .....................................................           42,000           3,412,500
  a  Wilshire Financial Services Group, Inc. .................................           10,000             241,250
                                                                                                    ---------------
                                                                                                         36,270,984
                                                                                                    ---------------
     Health Technology 3.1%
  a  DepoTech Corp. ..........................................................          600,000           2,756,280
  a  Matrix Pharmaceutical, Inc. .............................................          100,000             450,000
     Health Technology (cont.)
  a  OrthoLogic Corp. ........................................................          403,000         $ 2,418,000
     West Company, Inc. ......................................................           13,400             413,725
                                                                                                    ---------------
                                                                                                          6,038,005
                                                                                                    ---------------
     Industrial Services 8.2%
  a  American Buildings Co. ..................................................            5,300             184,175
  a  Atwood Oceanics, Inc. ...................................................           26,500           1,449,219
     Butler Manufacturing Co. ................................................           85,000           3,171,563
     ENSCO International, Inc. ...............................................          135,000           3,813,750
  a  NRG Generating (U.S.), Inc. .............................................            3,900              58,988
  a  Perini Corp. ............................................................          177,000           1,758,938
  a  Rowan Companies, Inc. ...................................................          190,000           5,593,125
                                                                                                    ---------------
                                                                                                         16,029,758
                                                                                                    ---------------
     Non-Energy Minerals 3.3%
     Ameron International Corp. ..............................................            3,100             191,038
     Carpenter Technology Corp. ..............................................           51,800           3,007,638
     LTV Corp. ...............................................................          246,100           3,199,300
                                                                                                    ---------------
                                                                                                          6,397,976
                                                                                                    ---------------
     Process Industries 1.4%
     Oil-Dri Corporation of America ..........................................           81,000           1,290,938
     Tuscarora, Inc. .........................................................           50,000             800,000
  a  Valley National Gases, Inc. .............................................           50,000             587,500
                                                                                                    ---------------
                                                                                                          2,678,438
                                                                                                    ---------------
     Producer Manufacturing 11.3%
  a  Atchison Casting Corp. ..................................................          163,800           3,101,963
     Binks Sames Corp. .......................................................           50,000           2,168,750
     Commercial Intertech Corp. ..............................................           42,000             905,625
     Commonwealth Industries, Inc. ...........................................          119,400           2,029,800
  a  Denison International Plc. (United Kingdom) .............................           65,000           1,170,000
     Flowserve Corp. .........................................................           22,000             657,250
  a  Global Industrial Technologies, Inc. ....................................          115,000           2,062,813
     Haskel International, Inc., Class A .....................................          159,500           1,614,938
     JLG Industries, Inc. ....................................................          272,000           4,437,000
  a  Keystone Consolidated Industries, Inc. ..................................           85,600           1,011,150
  a  Morgan Products, Ltd. ...................................................          220,000           1,320,000
     Patrick Industries, Inc. ................................................           51,700             827,200
     Reliance Steel & Aluminum Co. ...........................................           20,000             807,500
                                                                                                    ---------------
                                                                                                         22,113,989
                                                                                                    ---------------
     Retail Trade 5.0%
  a  Brookstone, Inc. ........................................................          106,400           1,529,500
  a  Duckwall-Alco Stores, Inc. ..............................................          122,200           2,230,150
     Haverty Furniture Co., Inc. .............................................           78,400           1,734,600
  a  Little Switzerland, Inc. ................................................           31,000             248,000
     Schultz Sav-O Stores, Inc. ..............................................           63,250           1,043,625
  a  Syms Corp. ..............................................................          207,200           3,069,150
                                                                                                    ---------------
                                                                                                          9,855,025
                                                                                                    ---------------
     Technology Services 3.0%
  a  Cohr, Inc. ..............................................................          300,000         $ 2,343,750
  a  Interlink Computer Sciences, Inc. .......................................          104,000             539,500
  a  Manchester Equipment Co., Inc. ..........................................           76,000             304,000
     Reynolds & Reynolds Co., Class A ........................................           45,000           1,035,000
  a  Ultrak, Inc. ............................................................          166,000           1,660,000
                                                                                                    ---------------
                                                                                                          5,882,250
                                                                                                    ---------------
     Transportation 8.2%
  a  Fritz Companies, Inc. ...................................................           71,000           1,038,375
     Kenan Transport Co. .....................................................           70,150           2,350,025
  a  Motor Cargo Industries, Inc. ............................................          323,900           4,048,750
     Teekay Shipping Corp. (Canada) ..........................................           91,000           2,798,250
     Tidewater, Inc. .........................................................          147,000           5,824,862
                                                                                                    ---------------
                                                                                                         16,060,262
                                                                                                    ---------------
     Total Common Stocks (Cost $179,765,775) .................................                          192,111,040
                                                                                                    ---------------

                                                                                        PRINCIPAL
                                                                                         AMOUNT
     Corporate Bonds 0.2%
     Hechinger Co., senior notes, 6.95%, 10/15/03 (Cost $313,167) ............        $ 500,000             380,000
                                                                                                    ---------------
     Convertible Corporate Bonds 0.5%
  d  SPACEHAB, Inc., cvt. sub. notes, 144A, 8.00%, 10/15/07 (Cost $1,000,000)         1,000,000           1,075,000
                                                                                                    ---------------
     Total Bonds (Cost $1,313,167) ...........................................                            1,455,000
                                                                                                    ---------------
     Total Long Term Investments (Cost $181,078,942) .........................                          193,566,040
                                                                                                    ---------------
  b  Repurchase Agreement 1.7%
     Joint Repurchase Agreement 5.487%, 5/01/98,
 (Maturity Value $3,374,245) (Cost $3,373,731) ...............................        3,373,731           3,373,731
      BancAmerica Robertson Stephens (Maturity Value $300,851)
      Barclays Capital Group, Inc. (Maturity Value $300,851)
      Bear, Sterns & Co., Inc. (Maturity Value $164,100)
      BT Alex. Brown, Inc. (Maturity Value $300,851)
      Chase Securities, Inc. (Maturity Value $201,635)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $300,851)
      Dresdner Kleinwort Benson North America L.L.C. (Maturity Value $300,851)
      Greenwich Capital Markets, Inc. (Maturity Value $300,851)
      Lehman Brothers, Inc. (Maturity Value $300,851)
      Paribas Corp. (Maturity Value $300,851)
      SBC Warburg Dillon Read, Inc. (Maturity Value $300,851)
      UBS Securities, L.L.C. (Maturity Value $300,851)
       Collateralized by U.S. Treasury Bills and Notes
     Total Investments (Cost $184,452,673) 100.5% ............................                          196,939,771
     Other Assets, less Liabilities (.5%) ....................................                          (1,071,196)
                                                                                                    ---------------
     Net Assets 100.0% .......................................................                         $195,868,575
                                                                                                    ===============

a Non-income producing.
b See Note 1(d) regarding joint repurchase agreement.
c See Note 7 regarding holdings of 5% voting securities.
d See Note 6 regarding restricted securities.
e Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements

Statements of Assets and Liabilities
April 30, 1998 (unaudited)




                                                                   Franklin          Franklin        Franklin
                                                                 Balance Sheet       MicroCap          Value
                                                                Investment Fund     Value Fund         Fund
                                                               -------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .......................           $ 571,683,854       $109,348,240    $178,918,942
  Cost - Non-controlled affiliated issuers ..........             429,146,435         60,568,221       2,160,000
                                                               -------------------------------------------------
  Value - Unaffiliated issuers.......................             792,943,144        155,413,606     192,126,040
  Value - Non-controlled affiliated issuers..........             550,464,970         69,084,638       1,440,000
 Repurchase agreements, at value and cost ...........             296,938,070          9,252,053       3,373,731
 Cash ...............................................               2,163,320            108,604         635,971
 Receivables:
  Investment securities sold ........................               3,633,769                 --       1,539,009
  Capital shares sold ...............................               3,916,518          1,038,108         884,628
  Dividends and interest ............................                 437,834             39,963          43,650
 Other assets .......................................                 562,282                 --           1,709
                                                               -------------------------------------------------
  Total assets ......................................           1,651,059,907        234,936,972     200,044,738
                                                               -------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...................               5,535,253          2,310,353       3,657,740
  Capital shares redeemed ...........................                 470,855            183,993          21,193
Affiliates ..........................................               1,577,824            266,502         334,637
Shareholders ........................................               3,742,464             24,455          59,217
 Other liabilities ..................................                 112,998             49,279         103,376
                                                               -------------------------------------------------
  Total liabilities .................................              11,439,394          2,834,582       4,176,163
                                                               -------------------------------------------------
Net assets, at value ................................          $1,639,620,513       $232,102,390    $195,868,575
                                                               =================================================
Net assets consist of:
 Undistributed net investment income ................               1,230,248                 --              --
 Accumulated distributions in
 excess of net investment income ....................                      --           (187,629)       (258,340)
 Net unrealized appreciation ........................             342,577,825         54,581,783      12,487,098
 Accumulated net realized gain ......................              23,870,031          8,919,321       5,905,580
 Capital shares .....................................           1,271,942,409        168,788,915     177,734,237
                                                               -------------------------------------------------
Net assets, at value ................................          $1,639,620,513       $232,102,390    $195,868,575
                                                               =================================================

                                                                   Franklin          Franklin           Franklin
                                                                 Balance Sheet       MicroCap             Value
                                                                Investment Fund     Value Fund            Fund
                                                               -------------------------------------------------
Class I:
 Net assets, at value ...............................          $1,639,620,513       $232,102,390    $137,393,644
                                                               =================================================
 Shares outstanding .................................              44,106,919          9,061,288       5,360,228
                                                               =================================================
 Net asset value per share* .........................                  $37.17             $25.61          $25.63
                                                               =================================================
 Maximum offering price
 (net assets value O 98.50%, 95.50%,
  and 95.50%, respectively) .........................                  $37.74             $26.82          $26.84
                                                               =================================================
Class II:
 Net assets, at value ...............................                      --                 --     $51,367,253
                                                               =================================================
 Shares outstanding .................................                      --                 --       2,016,149
                                                               =================================================
 Net asset value per share* .........................                      --                 --          $25.48
                                                               =================================================
 Maximum offering price
 (net asset value O 99.00%) .........................                      --                 --          $25.74
                                                               =================================================
Advisor Class:
 Net assets, at value ...............................                      --                 --      $7,107,678
                                                               =================================================
 Shares outstanding .................................                      --                 --         276,439
                                                               =================================================
 Net asset value per share and
 maximum offering price per share ...................                      --                 --          $25.71
                                                               =================================================


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statements of Operations
for the six months ended April 30, 1998 (unaudited)



                                                                   Franklin          Franklin        Franklin
                                                                 Balance Sheet       MicroCap          Value
                                                                Investment Fund     Value Fund         Fund
                                                               -------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers* .............................             $ 6,813,118          $ 690,653       $ 565,346
  Non-controlled affiliated issuers (Note 7) ........               1,980,960            107,955              --
 Interest ...........................................               6,975,872            296,186         315,121
                                                               -------------------------------------------------
  Total investment income ...........................              15,769,950          1,094,794         880,467
                                                               -------------------------------------------------
Expenses:
 Management fees (Note 3) ...........................               3,250,800            751,538         562,206
 Distribution fees (Note 3)
  Class I ...........................................               2,296,373            255,520         166,674
  Class II ..........................................                      --                 --         180,381
 Transfer agent fees (Note 3) .......................                 852,267            116,409          99,455
 Custodian fees .....................................                  16,505                870             210
 Reports to shareholders ............................                 129,031             35,529          21,870
 Registration and filing fees .......................                 197,120             49,676          61,504
 Professional fees ..................................                  24,864              3,213             813
 Trustees' fees and expenses ........................                  18,887              2,874           2,385
 Other ..............................................                  23,104              2,662          14,130
                                                               -------------------------------------------------
Total expenses ......................................               6,808,951          1,218,291       1,109,628
Expenses waived/paid by affiliate (Note 3) ..........                      --                 --         (15,589)
                                                               -------------------------------------------------
 Net expenses .......................................               6,808,951          1,218,291       1,094,039
                                                               -------------------------------------------------
  Net investment income (loss) ......................               8,960,999           (123,497)       (213,572)
                                                               -------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments in unaffiliated issues ................              10,007,588          8,664,217       5,831,347
  Investments in non-controlled
 affiliated issues (Note 7)..........................               8,678,176            286,255          27,002
  Closed-end funds distributions.....................               5,235,902                 --              --
  Foreign currency transactions .....................                 (24,656)                --             866
                                                               -------------------------------------------------
Net realized gain ...................................              23,897,010          8,950,472       5,859,215
                                                               -------------------------------------------------
 Net unrealized appreciation on:
  Investments .......................................             134,386,830         16,608,274       3,787,402
  Translation of assets and liabilities
 denominated in foreign currencies ..................                   1,418                 --              --
                                                               -------------------------------------------------
Net unrealized appreciation .........................             134,388,248         16,608,274       3,787,402
                                                               -------------------------------------------------
Net realized and unrealized gain ....................             158,285,258         25,558,746       9,646,617
                                                               -------------------------------------------------
Net increase in net assets resulting from operations             $167,246,257        $25,435,249      $9,433,045
                                                               =================================================


*Net of foreign taxes of $126,747 and $3,750 for the Franklin Balance Sheet Investment Fund and Franklin Value Fund, respectively.


Statements of Changes in Net Assets
for the six months ended April 30, 1998 (unaudited) and the year ended October 31, 1997



                                          Franklin Balance                Franklin MicroCap                Franklin
                                        Sheet Investment Fund                Value Fund                   Value Fund
                                  -----------------------------------------------------------------------------------------------
                                     Six Months         Year         Six Months         Year         Six Months        Year
                                        Ended           Ended           Ended           Ended           Ended          Ended
                                   April 30, 1998 October 31, 1997 April 30, 1998 October 31, 1997 April 30, 1998October 31, 1997
                                  -----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)      $ 8,960,999     $ 14,167,799      $ (123,497)     $ (78,345)    $ (213,572)       $ 72,999
  Net realized gain from
   investments and foreign
   currency transactions...          23,897,010       65,350,389       8,950,472     12,151,934      5,859,215       1,067,208
  Net unrealized appreciation
   on investments and
   translation of assets and
   liabilities denominated in
   foreign currencies......         134,388,248      165,462,247      16,608,274     33,546,997      3,787,402       8,386,549
                                  -----------------------------------------------------------------------------------------------
Net increase in net
 assets resulting from
 operations................         167,246,257      244,980,435      25,435,249     45,620,586      9,433,045       9,526,756
Distributions to
 shareholders from:
  Net investment income:
 Class I...................         (10,454,693)     (12,631,986)             --       (152,942)            --         (66,816)
 Advisor Class.............                  --               --              --             --         (5,419)         (3,903)
  In excess of net
   investment income:
 Class I...................                  --               --         (64,132)            --        (43,334)             --
 Class II..................                  --               --              --             --           (144)             --
  Net realized gains:
 Class I...................         (65,064,560)     (53,996,143)    (11,892,846)    (2,930,586)      (750,789)       (192,201)
 Class II..................                  --               --              --             --       (237,843)        (10,143)
 Advisor Class.............                  --               --              --             --        (40,255)             --
                                  -----------------------------------------------------------------------------------------------
Total distributions
 to shareholders...........         (75,519,253)     (66,628,129)    (11,956,978)    (3,083,528)    (1,077,784)       (273,063)

                                          Franklin Balance                Franklin MicroCap                    Franklin
                                        Sheet Investment Fund                Value Fund                       Value Fund
                                  -----------------------------------------------------------------------------------------------
                                     Six Months         Year         Six Months         Year         Six Months        Year
                                        Ended           Ended           Ended           Ended           Ended          Ended
                                   April 30, 1998 October 31, 1997 April 30, 1998 October 31, 1997 April 30, 1998October 31, 1997
                                  -----------------------------------------------------------------------------------------------
Capital share transactions: (Note 2)

 Class I...................       $ 324,940,749    $ 387,598,329    $ 26,986,165  $  29,437,190   $ 52,451,215    $ 63,130,877
 Class II..................                  --               --              --             --     27,817,668      20,208,077
 Advisor Class.............                  --               --              --             --      2,298,075       4,091,936
                                  -----------------------------------------------------------------------------------------------
Total capital
 share transactions........         324,940,749      387,598,329      26,986,165     29,437,190     82,566,958      87,430,890
Net increase in
 net assets ...............         416,667,753      565,950,635      40,464,436     71,974,248     90,922,219      96,684,583
Net assets:
 Beginning of year.........       1,222,952,760      657,002,125     191,637,954    119,663,706    104,946,356       8,261,773
                                  -----------------------------------------------------------------------------------------------
 End of year..............       $1,639,620,513   $1,222,952,760    $232,102,390   $191,637,954   $195,868,575    $104,946,356
                                  ===============================================================================================
Undistributed net invest-
 ment income (accumulated
 distributions in excess of net
 investment income) included
 in net assets:
End of year................         $ 1,230,248      $ 2,723,942      $ (187,629)           $--     $ (258,340)        $ 4,129
                                  ===============================================================================================

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

a.  Organization:

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company, consisting of three series (the Funds). The Funds' investment objectives are growth and income.

The following summarizes the Funds' significant accounting policies.

b. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

c. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

d. Joint Repurchase Agreement:

The Funds may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 1998, all outstanding repurchase agreements held by the Funds had been entered into on that date.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  CAPITAL STOCK

The classes of shares offered within each of the Funds are indicated below. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

Class I                                      Class I, Class II, & Advisor Class
Franklin Balance Sheet Investment Fund       Franklin Value Fund
Franklin Microcap Value Fund

2.  CAPITAL STOCK (cont.)

At April 30, 1998, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:



                                          Franklin Balance                Franklin MicroCap                    Franklin
                                        Sheet Investment Fund                Value Fund                       Value Fund
                                    ------------------------------------------------------------------------------------------
Class I                                Shares          Amount          Shares          Amount          Shares         Amount
                                    ------------------------------------------------------------------------------------------
Six months ended April 30, 1998
 Shares sold...............          10,566,963     $371,325,398       1,200,921    $28,311,315      3,320,747     $81,286,652
 Shares issued in reinvestment
  of distributions.........           2,073,401       68,401,017         486,480     10,804,719         30,313         722,975
 Shares redeemed...........          (3,255,873)    (114,785,666)       (515,114)   (12,129,869)    (1,188,089)    (29,558,412)
                                    ------------------------------------------------------------------------------------------
Net increase...............           9,384,491     $324,940,749       1,172,287    $26,986,165      2,162,971     $52,451,215
                                    ==========================================================================================
Year ended October 31, 1997
 Shares sold ..............          14,624,224     $470,566,560       2,302,643    $48,279,959      3,359,946     $77,528,012
 Shares issued in reinvestment
  of distributions ........           2,029,002       58,119,661         148,129      2,750,756         12,980         240,426
 Shares redeemed ..........          (4,466,272)    (141,087,892)     (1,050,071)   (21,593,525)      (632,076)    (14,637,561)
                                    ------------------------------------------------------------------------------------------
Net increase ..............          12,186,954     $387,598,329       1,400,701    $29,437,190      2,740,850     $63,130,877
                                    ==========================================================================================

Class II                                                                                                Shares        Amount
                                                                                                   ---------------------------
Six months ended April 30, 1998
 Shares sold ....................................................................................    1,270,058     $31,036,840
 Shares issued in reinvestment of distributions .................................................        9,094         216,085
 Shares redeemed ................................................................................     (139,423)     (3,435,257)
                                                                                                   ---------------------------
Net increase ....................................................................................    1,139,729     $27,817,668
                                                                                                   ===========================
Year ended October 31, 1997
 Shares sold ....................................................................................      886,618     $21,017,778
 Shares issued in reinvestment of distributions .................................................          446           8,061
 Shares redeemed ................................................................................      (35,962)       (817,762)
                                                                                                   ---------------------------
Net increase ....................................................................................      851,102     $20,208,077
                                                                                                   ===========================

Advisor Class                                                                                           Shares        Amount
                                                                                                   ---------------------------
Six months ended April 30, 1998
 Shares sold ....................................................................................      171,184     $ 4,161,057
 Shares issued in reinvestment of distributions .................................................        1,904          45,486
 Shares redeemed ................................................................................      (78,488)     (1,908,468)
                                                                                                   ---------------------------
Net increase ....................................................................................       94,600     $ 2,298,075
                                                                                                   ===========================
Year ended October 31, 1997*
 Shares sold ....................................................................................      217,368     $ 4,869,043
 Shares issued in reinvestment of distributions .................................................          187           3,903
 Shares redeemed ................................................................................      (35,716)       (781,010)
                                                                                                   ---------------------------
Net increase ....................................................................................      181,839     $ 4,091,936
                                                                                                   ===========================

*Effective date of Advisor Class shares was January 2, 1997.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or trustees of Franklin Advisory Services, Inc. (Advisory Services), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

        Annualized Fee RateAverage Daily Net Assets
        .625%           First $100 million
        .500%           Over $100 million, up to and including $250 million
        .450%           Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of .750% per year of the average daily net assets of the Fund.

The Franklin Value Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

        Annualized Fee RateAverage Daily Net Assets
        .750%           First $500 million
        .625%           Over $500 million, up to and including $1 billion
        .500%           In excess of $1 billion

Under an agreement with Advisory Services, FT Services provides administrative services to the Funds. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Funds.

Advisory Services agreed in advance to waive management fees for the Franklin Value Fund, as noted in the Statement of Operations.

The Franklin Value Fund reimburses Distributors up to .35% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, and the Franklin Balance Sheet Investment Fund and the Franklin MicroCap Fund reimburses Distributors up to .50% and .25%, respectively, per year of the average daily net assets of Class I for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                          Franklin    Franklin  Franklin
                                        Balance Sheet Microcap    Value
                                       Investment FundValue Fund  Fund
Net commisions received (paid)           $(849,822)   $58,435 $(197,245)
Contingent deferred sales charges              $--        $--     $ 657

The Funds paid transfer agent fees of $1,068,131, of which $642,380 was paid to Investor Services.

4. INCOME TAXES

At April 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                   Franklin         Franklin          Franklin
                                 Balance Sheet      MicroCap            Value
                                Investment Fund    Value Fund           Fund
Investments at cost              $1,297,766,796  $179,195,879     $184,452,673
Unrealized appreciation          $  358,164,691  $ 62,404,078     $ 23,225,662
Unrealized depreciation          (15,586,866)      (7,849,660)     (10,738,564)
Net unrealized appreciation      $  342,577,825  $ 54,554,418     $ 12,487,098


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions. Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 1998 were as follows:

                                   Franklin       Franklin        Franklin
                                Balance Sheet     MicroCap          Value
                                Investment Fund  Value Fund         Fund
Purchases                       $181,944,658    $39,615,059   $104,841,106

Sales                           $ 47,041,896    $25,503,784   $ 17,038,882


6. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at April 30, 1998 are as follows:



 Shares    Issuer                                                    Acquisition Date    Cost       Value
---------------------------------------------------------------------------------------------------------
Franklin Microcap Value Fund

72,000        Bibb Co. (.3% of Net Assets)                         10/16/96 - 10/24/96$ 596,874 $ 747,000
                                                                                               ==========
 Principal
  Amount
-----------
Franklin Value Fund
$1,000,000    SPACEHAB, Inc., cvt. sub. notes,
 144A, 8.00%, 10/15/07 (.5% of Net Assets)                         2/06/97 - 10/31/97$1,000,000$1,075,000
                                                                                               ==========


7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at April 30, 1998 were as follows:



                                 Balance of Shares                          Number of                               Realized
                                  Shares Held at    Gross       Gross    Shares Held at   Value at      Dividend  Capital Gains
Name of Issuer:                  October 31, 1997 Additions  Reductions  April 30, 1998April 30, 1998    Income     (Losses)
--------------------------------------------------------------------------------------------------------------------------------
Franklin Balance Sheet
Investment Fund

ACMAT Corp., Class A                 295,000            --         --        295,000   $ 4,609,375          $--        $--

A.P. Green Industries, Inc.          521,300            --         --        521,300    10,947,300       41,704         --
Allen Organ Co., Class B              83,000            --         --         83,000     3,403,000       23,240         --
American Pacific Corp.               421,100            --         --        421,100     4,421,550           --         --
Audiovox Corp., Class A            1,053,900       604,900         --      1,658,800    11,922,609           --         --
Aydin Corp.                          270,000            --         --        270,000     2,683,125           --         --
Aztar Corp.                        3,210,000       190,000         --      3,400,000    26,562,500           --         --
Binks Sames Corp.                    149,300            --         --        149,300     6,475,888       14,930         --
Buttrey Food and Drug Stores Co.     467,700            --         --        467,700     7,132,425           --         --
Castle & Cooke, Inc.               1,270,000       512,400         --      1,782,400    30,746,400           --         --
Charming Shoppes, Inc.                    --     5,343,300         --      5,343,300    24,880,008           --         --
Cherry Corp., Class A                408,900            --         --        408,900     7,564,650           --         --
Cherry Corp., Class B                271,000            --         --        271,000     5,115,125           --         --
Chic By H.I.S., Inc.                 756,000            --         --        756,000     6,331,500        7,560         --
Commonwealth Industries, Inc.      1,127,300        91,800         --      1,219,100    20,724,700      120,425         --
Crown Central
 Petroleum, Class B                  500,000            --         --        500,000     7,250,000           --         --
Cyrk, Inc.                         1,171,000        29,900         --      1,200,900    19,214,400           --         --
Delta Woodside Industries, Inc.    2,267,500       132,500         --      2,400,000    14,550,000      118,675         --
Designs, Inc.                        848,000       352,000         --      1,200,000     2,550,000           --         --
Dixie Group, Inc.                    600,000            --         --         600,00     7,537,500       30,000         --
Echelon International Corp., Inc.    490,000        10,000         --        500,000    13,500,000           --         --
Ecology and
 Environmental, Inc., Class A        260,000            --         --        260,000     2,665,000       41,600         --
Enex Resources Corp.                 104,500            --    104,500             --             *       26,125    740,400
ESCO Electronics Corp.               840,000            --         --        840,000    15,435,000           --         --
Farah, Inc.                          649,300       150,700         --        800,000     5,550,000           --         --
Fidelity Bancorp, Inc.               144,500            --         --        144,500     3,738,938       28,900         --
First Financial Bancorp, Inc.         24,000            --         --         24,000       612,000           --         --
Fred's, Inc.                         712,000       178,000    190,000        700,000    17,500,000       81,500  3,126,265
Garan, Inc.                          285,100            --         --        285,100     7,875,888      228,080         --
Good Guys!, Inc.                     737,500            --         --        737,500     9,403,125           --         --
Haggar Corp.                         850,000            --         --        850,000    12,431,250       85,000         --
Handleman Co.                      1,115,000     1,294,000         --      2,409,000    25,595,625           --         --
Homebase, Inc.                     1,483,900       924,400         --      2,408,300    20,169,513           --         --
Insteel Industries, Inc.             565,300        14,700         --        580,000     4,241,250       69,600         --
International Shipholding Corp.      652,300         7,700         --        660,000    11,220,000       82,500         --
Jacobson Stores, Inc.                298,100            --         --        298,100     3,912,563           --         --
Kaneb Services, Inc.               2,463,000       663,300         --      3,126,300    18,367,013           --         --
M.D.C. Holdings, Inc.              1,069,300            --     69,300      1,000,000    17,187,500      104,158    510,061

7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (cont.)

                                 Balance of Shares                          Number of                               Realized
                                  Shares Held at    Gross       Gross    Shares Held at   Value at      Dividend  Capital Gains
Name of Issuer:                  October 31, 1997 Additions  Reductions  April 30, 1998April 30, 1998    Income     (Losses)
--------------------------------------------------------------------------------------------------------------------------------
Franklin Balance Sheet
Investment Fund (cont.)
Maynard Oil Co.                           --       268,000         --        268,000   $ 2,780,500          $--        $--
Merchants Group, Inc.                257,800            --         --        257,800     6,767,250       25,780         --
Monarch Machine Tool Co.             250,000            --         --        250,000     2,031,250       25,000         --
Nash-Finch Co.                       699,100       300,900         --      1,000,000    19,625,000      272,754         --
Oshkosh Truck Corp., Class B         483,000            --     22,600        460,400     9,035,350      120,750    231,978
Pitt-Des Moines, Inc.                177,500            --         --        177,500     9,806,875      102,063         --
Pulaski Furniture Corp.              192,000            --         --        192,000     4,800,000       65,280         --
Rochester & Pittsburgh Coal Co.      172,000         2,000         --        174,000     8,178,000       51,900         --
Ryland Group, Inc.                   834,800                  448,200        386,600             *       56,992  4,069,472
Standard Microsystems Corp.          700,000       496,500         --      1,196,500    13,161,500           --         --
Stewart Information
Services Corp.                       465,000        28,600         --        493,600    17,337,700       69,104         --
TransPro Inc.                         25,300       320,200         --        345,500     2,850,375       14,540         --
U.S. Home Corp.                      700,800            --         --        700,800    29,083,200           --         --
Unique Casual Restaurants, Inc.      764,500        20,500         --        785,000     4,513,750           --         --
Wolohan Lumber Co.                   520,000            --         --        520,000     6,467,500       72,800         --
                                                                                     -------------------------------------
Total affiliated issuers                                                              $550,464,970   $1,980,960 $8,678,176
                                                                                     =====================================
Franklin MicroCap Value Fund
ACMAT Corp., Class A                 150,000            --         --        150,000   $ 2,343,750          $--        $--
Aerovox, Inc.                        291,600       108,400         --        400,000     1,400,000           --         --
Allou Health and
 Beauty, Inc., Class A               407,000            --         --        407,000     4,680,500           --         --
Allstate Financial Corp.             209,000            --         --        209,000     1,632,813           --         --
American Physicians
 Service Group, Inc.                 247,000            --         --        247,000     1,759,875           --         --
Art's-Way Manufacturing Co., Inc.     82,500            --         --         82,500       721,875           --         --
Athey Products Corp.                 154,000        46,000         --        200,000       856,260           --         --
Concord Fabrics, Inc., Class A       148,800            --         --        148,800     1,525,200           --         --
Crown Books Corp.                    240,800        63,200         --        304,000     2,356,000           --         --
Devcon International Corp.           230,000            --         --        230,000       833,750           --         --
ECC International Corp.                   --       705,000         --        705,000     2,335,313           --         --
Ecology and Environment,
 Inc., Class A                       110,000            --         --        110,000     1,127,500       17,600         --
Emcon                                650,000            --         --        650,000     3,250,000           --         --
Espey Manufacturing &
 Electronics Corp.                    93,000            --         --         93,000     1,395,000           --         --
Gantos, Inc.                         500,000            --    500,000             --             *           --(1,174,751)
Government
Technology Services, Inc.            400,200        30,000         --        430,200     1,882,125           --         --
GZA GeoEnvironmental
 Technologies, Inc.                  235,000        56,500         --        291,500     1,457,500           --         --
Harding Lawson Associates
 Group, Inc.                         304,900            --         --        304,900     3,201,450           --         --
High-Lo Automotive, Inc.             809,800            --    809,800             --             *           --     42,659

7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (cont.)

                                 Balance of Shares                          Number of                               Realized
                                  Shares Held at    Gross       Gross    Shares Held at   Value at      Dividend  Capital Gains
Name of Issuer:                  October 31, 1997 Additions  Reductions  April 30, 1998April 30, 1998    Income     (Losses)
-------------------------------------------------------------------------------------------------------------------------------
Franklin MicroCap Value Fund (cont.)
Kentucky Electric Steel, Inc.        450,000            --         --        450,000   $ 2,643,750          $--        $--
KLLM Transport Services, Inc.        216,000         3,000         --        219,000     2,573,250           --         --
Maine Public Service Co.              42,200        70,600         --        112,800     1,614,450       36,475         --
Maynard Oil Company                       --       298,500         --        298,500     3,096,938           --         --
Moore Products Co.                   134,700            --         --        134,700     4,714,500       53,880         --
Morrison Restaurants, Inc.                --       500,000         --        500,000     2,468,750           --         --
Oriole Homes Corp., Class B          360,000            --         --        360,000     1,777,500           --         --
River Oaks Furniture, Inc.           394,600            --         --        394,600       271,288           --         --
Roy F. Weston, Inc., Class A         570,300        62,700         --        633,000     2,650,688           --         --
Spaghetti Warehouse, Inc.            310,000       240,000         --        550,000     4,262,500           --         --
TEI, Inc.                                 --     1,000,000         --      1,000,000     2,343,800           --         --
Temtex Industries, Inc.              265,500            --         --        265,500       995,625           --         --
TransFinancial Holdings, Inc.        336,000            --         --        336,000     3,108,000           --         --
Treadco, Inc.                             --       255,000         --        255,000     2,534,063           --         --
Video Lottery Technologies, Inc.**   527,000            --    527,000             --             *           --  1,418,347
Village Super Market, Inc., Class A   23,000        72,000         --         95,000     1,270,625           --         --
                                                                                     -------------------------------------
Total affiliated issuers                                                               $69,084,638     $107,955  $ 286,255
                                                                                     =====================================
Franklin Value Fund
Engel General Developers, Ltd.       248,000            --      8,000        240,000   $ 1,440,000          $--   $ 27,002
                                                                                     =====================================


*As of April 30, 1998, no longer an affiliate.
**Name change on January 9, 1998 to Powerhouse Technologies, Inc.


Franklin Value Investors Trust
Semi-annual Report
April 30, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows the top 10 holdings by company and industry of the Franklin Balance Sheet Investment Fund based on total net assets on April 30, 1998.

Company                           % of Total
Industry                          Net Assets

LTV Corp.                           2.79%
Non-Energy Minerals

American National Insurance         2.50%
Finance

Entergy Corp.                       1.97%
Utilities

Castle & Cooke, Inc.                1.88%
Consumer Durables

Niagara Mohawk Power Corp.          1.81%
Utilities

US Home Corp.                       1.77%
Consumer Durables

British Steel Plc                   1.63%
Non-Energy Minerals

Aztar Corp.                         1.62%
Consumer Services

American General Corp.              1.61%
Finance

Central Maine Power Co.             1.59%
Utilities

GRAPHIC MATERIAL (2)

This chart shows the top 10 holdings by company and industry of the Franklin MicroCap Value Fund based on total net assets on April 30, 1998.

Company                           % of Total
Industry                          Net Assets

Moore Products Co.                  2.03%
Electronic Technology

Allou Health & Beauty, Inc.,
Class A                             2.02%
Commercial Services

Bertucci's, Inc.                    1.86%
Consumer Services

Spaghetti Warehouse, Inc.           1.84%
Consumer Services

Lechters Inc.                       1.80%
Retail Trade

Professionals Insurance CO.
Management Group                    1.64%
Finance

Good Guys!, Inc.                    1.62%
Retail Trade

Zemex Corp.                         1.60%
Non-Energy Minerals

M/I Schottenstein Homes, Inc.       1.60%
Consumer Durables

United Retail Group, Inc.           1.56%
Retail Trade

GRAPHIC MATERIAL (3)

This chart shows the top 10 holdings by company and industry of the Franklin Value Fund based on total net assets on April 30, 1998.

Company                           % of Total
Industry                          Net Assets

Tidewater, Inc.                     2.97%
Transportation

Rowan Companies, Inc.               2.86%
Consumer Non-Durables

DIMON Inc.                          2.64%
Consumer Non-Durables

MMI Companies, Inc.                 2.35%
Finance

Tropical Sportswear International
Corp.                               2.32%
Consumer Non-Durables

JLG Industries, Inc.                2.27%
Producer Manufacturing

Motor Cargo Industries, Inc.        2.07%
Transportation

Standard Commercial Corp.           2.04%
Consumer Non-Durables

ENSCO International, Inc.           1.95%
Industrial Services

The Centris Group, Inc.             1.78%
Finance